Confidential treatment is being requested for bracketed material which has been separately filed with the Commission.




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                        The Security Exchange Act of 1934

Date of Report (Date of earliest event reported)           December 18, 1996


                                  ------------

                          METROLOGIC INSTRUMENTS, INC.
             (Exact name of registrant as specified in its charter)






           Delaware                      0-24172                22-1866172
(State of other jurisdiction of      (Commission File        (IRS Employer
  incorporated organization)              Number)           identification No.)


                                  90 Coles Road
                           Blackwood, New Jersey 08012
                    (address of principal executive offices)


        Registrant's telephone number, including area code: (609)228-8100





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Confidential  treatment is being requested for bracketed material which has been separately filed with the Commission.


Item 5.           Other Events


Following negotiations which commenced in 1995, on December 18, 1996, Metrologic Instruments, Inc. (the "Registrant") entered into a comprehensive cross-license agreement (the "Agreement") with Symbol Technologies, Inc., a competitor of the Registrant ("Symbol"). Under the terms of the Agreement, which is effective as of January 1, 1996, the Registrant is granted a royalty-bearing license under Symbol's laser scanning patents including rights to develop and market the Registrant's next generation triggerless laser scanning bar code reader products. Also pursuant to the Agreement, the Registrant granted Symbol the option to acquire royalty-bearing licenses under a broad range of the Registrant's patents and the option to purchase certain of the Registrant's products under Symbol's private label. The term of the Agreement is the longer of 17 years or the last of the patents to expire unless terminated by either party after 5 years upon 90 days notice.

With the exception of certain specific amendments, the Agreement does not affect the Agreement of Settlement between the Registrant and Symbol dated December 3, 1993, and the consent decrees entered into by the Registrant terminating the civil actions set forth in the Agreement of Settlement remain in full force and effect, all as described in the Registrant's periodic reports filed with the Securities and Exchange Commission.

Item 7.   Financial Statements and Exhibits

          c.       Exhibits

                   The following exhibits are filed herewith:

                   Agreement between Symbol Technologies, Inc. and Metrologic Instruments, Inc. dated December 18, 1996 (portions of which are subject to an Application for Confidential Treatment Pursuant to Rule 24b-2 filed under separate cover).





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Confidential  treatment is being requested for bracketed material which has been separately filed with the Commission.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 METROLOGIC INSTRUMENTS, INC.


                                                     By:__C. Harry Knowles__
                                                           C. Harry Knowles
                                                           President and CEO

January 28, 1996

Confidential treatment is being requested for bracketed material which has been separately filed with the Commission.


                                  EXHIBIT INDEX

Exhibit No.


10 Agreement between Symbol Technologies, Inc. and Metrologic Instruments, Inc. dated December 18, 1996 (portions of which are subject to an Application for Confidential Treatment Pursuant to Rule 24b-2 filed under separate cover).